                                                                   EXHIBIT 10.17


                                FOURTH AMENDMENT

          FOURTH AMENDMENT (this "Amendment"), dated as of November 19, 2001 among PHILIP SERVICES CORPORATION, a Delaware corporation (the "Borrower"), CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Lenders (the "Administrative Agent"), and the lenders from time to time parties to the Secured PIK/Term Credit Agreement referred to below (the "Lenders"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Secured PIK/Term Credit Agreement referred to below.

                              W I T N E S S E T H:


          WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of March 31, 2000, among the Borrower, the Administrative Agent and the Lenders (as amended, modified or supplemented through, but not including, the date hereof, the "Secured PIK/Term Credit Agreement");

          WHEREAS, the Borrower has requested certain amendments to the Credit Agreement; and

          WHEREAS, subject to the terms and conditions of this Amendment, the Lenders are willing to grant such amendments.

     NOW, THEREFORE, it is agreed:

          1. Section 5.16 of the Credit Agreement is hereby amended by inserting the words "in the United States" after the words "in each jurisdiction" in clause (ii) of the second sentence thereof.

          2. Section 6.17(a) of the Credit Agreement is hereby amended by deleting the chart contained therein in its entirety and inserting the following chart in lieu thereof:

Fiscal Quarter Ending                              |      Minimum EBITDA
---------------------                              |      --------------
                                                   |
for the 12 months ended September 30, 2001         |      $33,000,000
for the 12 months ended December 31, 2001          |      $63,200,000
for the 12 months ended March 31, 2002             |      $77,600,000
for the 12 months ended June 30, 2002              |      $85,200,000
for the 12 months ended September 30, 2002         |      $86,000,000
for the 12 months ended December 31, 2002,         |
  and for the 12 months ended as of the end        |
  of each Fiscal Quarter thereafter                |      $86,400,000

          3. Section 6.17(b) of the Credit Agreement is hereby amended by deleting the chart contained therein in its entirety and inserting the following chart in lieu thereof:

                                                  |       Minimum Interest
Fiscal Quarter Ending                             |       Coverage Ratio
---------------------                             |       --------------
                                                  |
for the 12 months ended September 30, 2001        |       1.35: 1.00
for the 12 months ended December 31, 2001         |       1.96: 1.00
for the 12 months ended March 31, 2002            |       2.09: 1.00
for the 12 months ended June 30, 2002             |       2.22: 1.00
for the 12 months ended September 30, 2002        |       2.24: 1.00
for the 12 months ended December 31, 2002,        |
  and for the 12 months ended as of the end       |
  of each Fiscal Quarter thereafter               |       2.25: 1.00


          4. The definition of "Applicable Securities Legislation" in Section 8 of the Credit Agreement is hereby amended by deleting the words "and any Governmental Authority (whether or not having the force of law) in each of the Provinces of Canada."

          5. The definition of "EBITDA" in Section 8 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (c) and by inserting the words ", and (e) Special Charges" immediately before the period at the end of such definition.

          6. Section 8 of the Credit Agreement is hereby amended by inserting the following definition in its proper alphabetical location:

          "Special Charges" shall mean one-time charges in the third and fourth quarters of 2001 not exceeding $25 million in the aggregate and relating to reserves and provisions for bad debts, restructuring costs, and increased insurance expenses and reserves.

          7. Schedule X of the Credit Agreement is hereby deleted in its entirety and replaced with the schedule attached hereto and marked "Schedule X."

          8. Schedule XXII to the Credit Agreement is hereby amended by adding a new paragraph 6 as follows:

          "6. PSC Industrial Outsourcing, Inc. ("PSIOI", as successor to Allwaste, Inc.) posted a letter of credit, which is listed on Schedule XXX hereto, to support Industrial Revenue Bonds issued by the County of Maricopa, Arizona, to support a water treatment facility constructed by Resource Recovery Techniques of Arizona, Inc. ("RRTA"). In the event that RRTA defaults in its obligations under the bonds or fails to pay certain fees to PSIOI, PSIOI has the right to foreclose on the facility and to operate it or dispose of it. PSIOI's letter of credit is in the amount of $3.6 million and its current additional risk under the agreement with RRTA includes a receivable from RRTA of in excess of $400,000."

          9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provisions of the Secured PIK/Term Credit Agreement or any other Loan Document. All capitalized terms not defined herein shall have the meaning given to them in the Secured PIK/Term Credit Agreement.

          10. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

          (a) The representations and warranties in the Secured PIK/Term Credit Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

          (b) Administrative Agent shall have received, for each Lender who shall have delivered an executed counterpart of this Amendment to the Administrative Agent pursuant to paragraph 13 hereof before noon, Eastern time, on November 19, 2001, an amendment fee of 0.15% on the outstanding Loans of such Lender;

          (c) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment, except for any such Defaults or Events of Default that would exist but for the effectiveness of the amendments to the Credit Agreement contemplated by this Amendment; and

          (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Obligor or any Lender.

          11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          12. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          13. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when (i) each of the Borrower and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and, in each case, shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office; and (ii) the Administrative Agent shall have received an executed copy of the Exit Lenders' consent to the modification of the Exit Facility (the form and substance of which shall be satisfactory to the Administrative Agent).

                                      * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                     PHILIP SERVICES CORPORATION



                                     By:
                                        ----------------------------------------
                                        Title:





                                     CANADIAN IMPERIAL BANK OF COMMERCE,
                                       As Administrative Agent and Individually



                                     By:
                                        ----------------------------------------
                                        Title:

                                     ABN AMRO BANK CANADA


                                     By:
                                        ----------------------------------------
                                        Title:



                                     By:
                                        ----------------------------------------
                                        Title:

                                     AMERICAN REAL ESTATE HOLDINGS L.P.
                                        BY AMERICAN PROPERTY INVESTORS INC.



                                     By:
                                        ----------------------------------------
                                        Title:

                                     ACCORD FINANCIAL CORP.



                                     By:
                                        ----------------------------------------
                                        Title:

                                     THE BANK OF EAST ASIA (CANADA)



                                     By:
                                        ----------------------------------------
                                        Title:



                                     By:
                                        ----------------------------------------
                                        Title:

                                     BEAR, STEARNS & CO. INC.



                                     By:
                                        ----------------------------------------
                                        Title:

                                     THE CHASE MANHATTAN BANK



                                     By:
                                        ----------------------------------------
                                        Title:

                                     THE CHASE MANHATTAN BANK



                                     By:
                                        ----------------------------------------
                                        Title:

                                     THE CHASE MANHATTAN BANK OF CANADA



                                     By:
                                        ----------------------------------------
                                        Title:



                                     By:
                                        ----------------------------------------
                                        Title:

                                     CITIBANK, N.A.



                                     By:
                                        ----------------------------------------
                                        Title:

                                     CLARICA LIFE INSURANCE COMPANY
                                         (f/k/a Mutual Life Assurance Company
                                          of Canada)



                                     By:
                                        ----------------------------------------
                                        Title:

                                     COMERICA BANK



                                     By:
                                        ----------------------------------------
                                        Title:

                                     CREDIT SUISSE FIRST BOSTON



                                     By:
                                        ----------------------------------------
                                        Title:



                                     By:
                                        ----------------------------------------
                                        Title:

                                     MIZUHO BANK (CANADA)



                                     By:
                                        ----------------------------------------
                                        Title:

                                     DAI-ICHI KANGYO BANK, LTD.,
                                          New York Branch

                                     By:
                                        ----------------------------------------
                                        Title:

                                     BT HOLDINGS (NEW YORK), INC.



                                     By:
                                        ----------------------------------------
                                        Title:

                                     EATON VANCE MANAGEMENT



                                     By:
                                        ----------------------------------------
                                        Title:

                                     FERNWOOD ASSOCIATES L.P.



                                     By:
                                        ----------------------------------------
                                        Title:

                                     FOOTHILL CAPITAL CORPORATION



                                     By:
                                        ----------------------------------------
                                        Title:

                                    FOOTHILL PARTNERS IV, LP
                                      by FP IV GP, LLC



                                     By:
                                        ----------------------------------------
                                        Title:

                                     HIGH RIVER LIMITED PARTNERSHIP
                                          By Burberry Corp., General Partner

                                     By:
                                        ----------------------------------------
                                        Title:

                                     KEY BANK, N.A.



                                     By:
                                        ----------------------------------------
                                        Title:

                                     MADELEINE CORP.



                                     By:
                                        ----------------------------------------
                                        Title:

                                     MADELEINE LLC



                                     By:
                                        ----------------------------------------
                                        Title:

                                     MUTUAL SHARES FUND, A SERIES OF
                                        FRANKLIN MUTUAL SERIES FUND, INC.



                                     By:
                                        ----------------------------------------
                                        Title:

                                     BNP PARIBAS



                                     By:
                                        ----------------------------------------
                                        Title:



                                     By:
                                        ----------------------------------------
                                        Title:

                                     ROYAL BANK OF SCOTLAND PLC



                                     By:
                                        ----------------------------------------
                                        Title:

                                     SOCIETE GENERALE (CANADA)



                                     By:
                                        ----------------------------------------
                                        Title:

                                     CERBERUS CAPITAL MANAGEMENT, INC.



                                     By:
                                        ----------------------------------------
                                        Title:

                                     WACHOVIA BANK, N.A.



                                     By:
                                        ----------------------------------------
                                        Title: